UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, STATE D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 23, 2007


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-20022               31-1227808
           --------                      -------               ----------
  (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)               File Number)        Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1. - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02  Termination of a Material Definitive Agreement.
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On July 5, 2007, Pomeroy IT Solutions, Inc. ("we" or "Company") filed a report on Form 8-K reporting that (i) Stephen E. Pomeroy's employment with the Company was terminated on July 3, 2007; (ii) pursuant to his employment agreement, Stephen Pomeroy was entitled to receive his base salary, at the current rate, as well as all other unpaid amounts that were owed to him, including amounts under our compensation plans and programs, certain business expense reimbursements and certain life insurance payments, through July 20, 2007; and (iii) in connection with his termination of employment, Stephen Pomeroy would forfeit restricted stock grants of 99,000 shares of the Company's common stock. On July 23, 2007, we received a letter from legal counsel for Mr. Pomeroy stating that he disputes the bases for his termination. Mr. Pomeroy's counsel also sent a letter to the Company purporting to give a "notice of dispute" as provided for in the employment agreement.

We disagree with Mr. Pomeroy's assertions and the Company intends to defend its position vigorously. If it is subsequently determined that Mr. Pomeroy was not properly terminated, then we would owe compensation to Mr. Pomeroy that would include his full base salary, bonuses, and all employee benefits for the balance of his term of employment as in effect immediately prior to his termination of employment, plus his legal fees and expenses incurred in disputing his termination.

The foregoing discussion is qualified in its entirety by reference to Stephen Pomeroy's employment agreement with us, which agreement, as amended, is filed as Exhibits 99.1, 99.2, 99.3 and 99.4 to this report and incorporated herein by reference.

SECTION 5. - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
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Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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(b) Stephen Pomeroy continues to serve as a director of our Company until the
Company's 2007 Annual Meeting of Stockholders; however, as previously reported, our board of directors voted to withdraw the nomination of Stephen Pomeroy to stand for election as a director nominee at our 2007 Annual Meeting of Stockholders and has nominated Mr. Richard Press for election as a director as Mr. Pomeroy's successor. The Annual Meeting of Stockholders has been rescheduled from July 12, 2007 to July 31, 2007 and new proxies are being solicited by the Company. See also the disclosure under Item 1.02, above.

SECTION 9. - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial statements and Exhibits
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     (d)  EXHIBITS

          Exhibit 99.1 Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(j)(7) of the Form 10-Q filed November 19, 2003).

          Exhibit 99.2 First Amendment to Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(j)(9) of the Form 10-Q filed May 17, 2004).

          Exhibit 99.3 Second Amendment to Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(A) of the Form 8-K filed October 13, 2005).

          Exhibit 99.4 Third Amendment to Amended and Restated Employment Agreement with Stephen E. Pomeroy (incorporated by reference to Exhibit 10(iii)(A) of the Form 8-K filed October 19, 2006).


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POMEROY IT SOLUTIONS, INC.
                                        --------------------------

Date:   July 26, 2007                     By: /s/ Kevin G. Gregory

                                        ----------------------------------------
                                          Kevin G. Gregory, President and
                                          Chief Executive Officer


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